EXHIBIT 10.10

                          SUBSIDIARIES PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of May 23, 1996, made by REMINGTON RAND CORPORATION, a Delaware corporation (the "Pledgor"), in favor of CHEMICAL BANK, as Administrative Agent (in such capacity, the "Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit and Guarantee Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), Remington Consumer Products Limited, a corporation organized and existing under the laws of the United Kingdom (the "UK Borrower"), the Acquisition Subsidiaries (as defined in the Credit Agreement) from time to time parties thereto (together with the Company and the UK Borrower, the "Borrowers"), the Lenders, Fleet National Bank and Banque Nationale de Paris, as co-documentation agents, and the Agent.

                              W I T N E S S E T H :

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein, to be evidenced (in part) by the Notes issued by the Borrowers under the Credit Agreement; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Credit Agreement that the Pledgor guarantee payment and performance of the Borrowers' obligations under the Credit Agreement and the other Loan Documents;

     WHEREAS, in satisfaction of such condition, the Pledgor has entered into a Guarantee of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Guarantee") for the benefit of the Agent and the Lenders; and

     WHEREAS, it is a further condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to secure payment and performance of the Pledgor's obligations under the Guarantee.

     NOW, THEREFORE, in consideration of the premises, for other good and valuable consideration, and to induce the Lenders to make their respective Loans and other extensions of credit under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the benefit of the Lenders, as follows:
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     1. Defined Terms. (a) As used in this Agreement terms defined in the Credit
Agreement or in the recitals thereto shall have their defined meanings when used herein.

     (b) The following terms shall have the following meanings:

          "Agreement": this Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified from time to time.

          "Collateral": the Pledged Collateral and all Proceeds.

          "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in paragraph 7(a).

          "Company Pledge Agreement": The Company Pledge Agreement dated as of the date hereof made by Remington Products Company, L.L.C., in favor of the Agent, as the same may from time to time be amended, supplemented or otherwise modified from time to time.

          "Issuers": the collective reference to the companies identified on
     Schedule 1 attached hereto as the issuers of the Pledged Collateral; individually, each an "Issuer."

          "Interests": (i) all right, title and interest, now existing or hereafter acquired, of the Pledgor in the LLC, but not any of its obligations from time to time as a member (unless the Agent shall become a member as a result of its exercise of remedies pursuant to the terms hereof) of the LLC; (ii) any and all moneys due and to become due to the Pledgor now or in the future by way of a distribution made to the Pledgor in its capacity as the owner of interest in the LLC; (iii) any other property of the LLC to which the Pledgor now or in the future may be entitled in its capacity as a member of or the owner of the LLC by way of distribution, return of capital or otherwise; (iv) any other claim which the Pledgor now has or may in the future acquire in its capacity as a member of or the owner of the LLC and its property; and (v) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

          "LLC": Remington Corporation, L.L.C., a Delaware limited liability company.

          "LLC Agreement": the Limited Liability Company Agreement of Remington Corporation, L.L.C., dated as of May 14, 1996 and as amended from time to time.
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          "Obligations": the collective reference to (a) all obligations and liabilities of the Pledgor owing to the Agent and the Lenders pursuant to the Guarantee and (b) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other Loan Document to which the Pledgor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Loan Document to which the Pledgor is a party.

          "Pledged Collateral": (a) the shares of capital stock listed on
     Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor in respect of the Pledged Collateral while this Agreement is in effect and (b) all Interests.

          "Proceeds": all "proceeds" (as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof) and in any event shall include, without limitation, all dividends or distributions or other income from the Pledged Collateral, collections thereon or distributions with respect thereto.

          "Securities Act": the Securities Act of 1933, as amended.

          "UCC" or "Uniform Commercial Code": the Uniform Commercial Code from time to time in effect in the State of New York.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Pledge; Grant of Security Interest. (a) The Pledgor hereby delivers to the Agent, for the benefit of the Lenders, all certificates representing the Pledged Collateral that is issued in certificated form and hereby grants to the Agent, for the benefit of the Lenders, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) Concurrently with the execution of this Agreement, the Pledgor shall (or shall cause the LLC to) deliver to the Agent the Initial Transaction Statement in the
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form of Exhibit A hereto confirming that the LLC has registered the pledge effected by this Agreement on its books and shall deliver to the Agent fully completed and duly executed UCC financing statements in form suitable for filing in the jurisdiction listed on Schedule 2, appropriately describing the Interests as collateral security for the Obligations.

     3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Collateral to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

     4. Representations and Warranties. The Pledgor represents and warrants that:

          (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

          (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon delivery to the Agent of the stock certificates evidencing the Pledged Collateral, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except that (i) with respect to the pledge of the Interests, such perfection also shall require the taking of the actions described in
     Section 2(a) above and the filing of the financing statements described therein and (ii) enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Interests are not represented by certificates.

          (c) The shares of Pledged Collateral constitute all the issued and outstanding shares of all classes of capital stock or Interests (as the case may be) of each Issuer, except for interests in the LLC which are owned by Remington Products Company, L.L.C. and are pledged to the Agent pursuant to the Company Pledge Agreement.

          (d) All the shares of capital stock in the Pledged Collateral have been duly and validly issued and are fully paid and nonassessable.
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          (e) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Collateral, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens permitted by subsection 14.2(d) of the Credit Agreement.

          (f) The Pledgor's principal place of business, chief executive office and the place where its records concerning the Collateral are kept is at 60 Main Street, Bridgeport, Connecticut 06604, and the Pledgor will not change such principal place of business or chief executive office or remove such records without giving the Agent at least 30 days prior written notice thereof, unless changing such principal place of business or chief executive office or removing such records would require additional action to maintain the perfection or priority of the Agent's security interest in the Collateral, in which case the express prior written consent of the Agent must be obtained (and shall not be unreasonably withheld or delayed). The Pledgor will not change its name, identity or structure in any manner which might make any financing statement filed hereunder seriously misleading unless it shall have given the Agent at least 30 days prior written notice thereof.

          (g) The LLC (i) is a limited liability company duly formed and validly existing under the laws of the State of Delaware, (ii) has all the requisite limited liability company power and authority to own and operate its properties and to carry on its business as now conducted and (iii) is duly qualified as a foreign limited liability company and in good standing in each jurisdiction in which the character of its properties owned or the nature of the activities conducted by it makes such qualification or licensing necessary, except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. The Pledgor is
     (i) a member of the LLC, (ii) is a manager of the LLC and (iii) its percentage limited liability company interest in the LLC is as set forth on
     Schedule 1 hereto.

          (h) The execution and delivery of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the LLC Agreement.

     5. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Collateral, become entitled to receive or shall receive any stock certificate or Interests (including, without limitation, any certificate representing a stock dividend or a distribution or Interest in connection with any reclassification,
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     increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of, or Interests constituting, the Pledged Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Collateral upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Interests, stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Interests, stock or other equity securities of any nature of any Issuer other than issuances of any such securities to the Pledgor, or in the case of the LLC, the Company, which are pledged pursuant to this Agreement or the Company Pledge Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement and Liens permitted by subsection 14.2(d) of the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Agent to sell, assign or transfer any of the Collateral other than this Agreement or the Indenture.

          (c) The Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense
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     of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Lien granted hereby. The Pledgor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

          (d) The Pledgor shall pay, and save the Agent and each Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or willful misconduct of the Agent or such Lender, as the case may be.

     6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends and distributions paid, in respect of the Pledged Collateral and to exercise all voting and corporate or membership rights (as the case may be) with respect to the Pledged Collateral; provided, however, that no vote shall be cast or corporate or membership right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

     7. Rights of the Lenders and the Agent. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by the Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

     (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends and distributions paid in respect of the Pledged Collateral and make application thereof to the Obligations in such order as
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the Agent may determine, and (ii) all shares of, and Interests constituting, the
Pledged Collateral shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of or Interests constituting (as the case may be) the Pledged Collateral at any meeting of shareholders or members of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of or Interests constituting the Pledged Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of, or Interests in, the Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect.

     (b) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity of redemption is hereby waived or released. The Agent
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shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

     9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Collateral pursuant to
Section 8(b) hereof, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of
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purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     10. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

     11. Agent's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

     (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and

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are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     12. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     13. Execution of Financing Statements. Pursuant to Section 9-402 of the UCC and to the extent provided therein, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     15. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or one Business Day after being sent by priority overnight mail with a nationally recognized overnight delivery carrier, or, in the case of telecopy notice, when received, addressed as follows:

          (a) if to the Agent, at its address or transmission number for notices provided in subsection 18.2 of the Credit Agreement; and

          (b) if to the Pledgor, at its address or transmission number for notices provided below its signature hereto.

The Agent and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, provided that any provision of this Agreement may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by facsimile transmission from the Agent.

     (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     19. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

     20. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                        REMINGTON RAND CORPORATION


                                        By: /s/ Allen S. Lipson
                                           --------------------------------
                                            Title: Secretary

                                        Address for notices:

                                        ____________________________________

                                        ____________________________________
                                        Telephone:
                                        Fax:

                           ACKNOWLEDGEMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of May 23, 1996, made by Remington Rand Corporation for the benefit of Chemical Bank, as Agent (the "Pledge Agreement"). The undersigned agrees for the benefit of the Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. If requested by the Agent, the undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in Section 6 of the Pledge Agreement.

     3. The terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                        REMINGTON CORPORATION, L.L.C.


                                        By:_____________________________________
                                             Title:

                                        Address for Notices:

                                        ________________________________________

                                        ________________________________________
                                        Telephone:
                                        Fax:

                                                                       EXHIBIT A

                                     FORM OF
                          INITIAL TRANSACTION STATEMENT

                                                                    May 23, 1996

To:   Chemical Bank, as Administrative Agent
      111 West 40th Street, 10th Floor
      New York, New York  10018
      Attention:

     This statement is to advise you that a pledge of the following membership interests in Remington Corporation, L.L.C. has been registered in the name of Chemical Bank, as Administrative Agent, as follows:

     1.   Security: Membership interests in Remington Corporation, L.L.C.

     2.   Registered Owner: Remington Rand Corporation Taxpayer Identification
          Number:

     3. Registered Pledgee: Chemical Bank, as Administrative Agent Taxpayer Identification Number: 134-994 650

     4. Other than the security interest described herein, there are no liens or restrictions on such membership interests and the undersigned knows of no adverse claims to which the such membership interests is or may be subject.

     5.   The pledge was registered on May 23, 1996.

THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                        Very truly yours,

                                        REMINGTON CORPORATION, L.L.C.


                                        By: _________________________
                                            Title: